MANAGER AND FOUNDER
        AQUILA MANAGEMENT CORPORATION
        380 Madison Avenue, Suite 2300
        New York, New York 10017

INVESTMENT SUB-ADVISER
        BANC ONE INVESTMENT ADVISORS CORPORATION
        416 West Jefferson Street
        Louisville, Kentucky 40202

BOARD OF TRUSTEES
        Lacy B. Herrmann, Chairman
        Thomas A. Christopher
        Douglas Dean
        Diana P. Herrmann
        Carroll F. Knicely
        Theodore T. Mason
        Anne J. Mills
        William J. Nightingale
        James R. Ramsey

OFFICERS
        Diana P. Herrmann, President
        Jerry G. McGrew, Senior Vice President
        L. Michele Robbins, Senior Vice President
        Teresa M. Blair, Vice President
        Rose F. Marotta, Chief Financial Officer
        Richard F. West, Treasurer
        Edward M.W. Hines, Secretary

DISTRIBUTOR
        AQUILA DISTRIBUTORS, INC.
        380 Madison Avenue, Suite 2300
        New York, New York 10017

CUSTODIAN
        BANK ONE TRUST COMPANY, N.A.
        100 East Broad Street
        Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
        PFPC INC.
        400 Bellevue Parkway
        Wilmington, Delaware 19809

INDEPENDENT AUDITORS
        KPMG LLP
        345 Park Avenue
        New York, New York 10154


Further information is contained in the Prospectus, which must precede or accompany this report.


ANNUAL
REPORT

DECEMBER 31, 1999

CHURCHILL
TAX-FREE FUND OF
KENTUCKY

A TAX-FREE INCOME INVESTMENT

[Logo of Churchill Tax-Free Fund of Kentucky: a circle with a standing Pegasus]

[Logo of the Aquila Group of Funds: an eagle's head]

ONE OF THE
AQUILAsm GROUP OF FUNDS

[Logo of Churchill Tax-Free Fund of Kentucky: a circle with a standing Pegasus]

                  SERVING KENTUCKY INVESTORS FOR OVER A DECADE

                       CHURCHILL TAX-FREE FUND OF KENTUCKY

                                  ANNUAL REPORT

                    "WE TAKE SPECIAL CARE TO ENSURE YOUR SAFETY"

                                                               February 22, 2000

Dear Fellow Shareholders:

     Every now and then, we come across something that triggers a special point worth considering. This happened to us on a recent trip on United Airlines. When a pre-flight announcement was made that stated, "We take special care to ensure your safety," that remark brought home to us a point that we practice on a continuous basis with Churchill Tax-Free Fund of Kentucky.

     We know from our surveys that most of the shareholders of Churchill Tax-Free Fund of Kentucky are looking forward to retiring or have already retired. These are a very special group of people - and we work very hard to make sure that we are addressing their needs.

     Once one is no longer in the work force, it is essential that very careful attention be paid to whatever financial resources are available to ensure that these resources are available when needed. It is just as important that these financial resources produce the kind of return, on a consistent basis, that our shareholders can count on.

SAFETY

     Safety with municipal securities is a very important factor to which management of your Fund pays considerable attention. Just like the United Airlines announcement, "we take special care to ensure your safety" with all the municipal securities in the Fund.

     As you probably know, municipal securities have various credit ratings. These ratings attempt to measure the kind of safety and trustworthiness that the securities represent. With Churchill Tax-Free Fund of Kentucky, we specifically limit the credit ratings to those within the top four grades - AAA, AA, A, and Baa. This world in which we live is changing extremely rapidly. Therefore, we feel it is important that we ensure that the majority of securities in the Fund's portfolio are within the top TWO credit grades - AAA and AA - for your safety. Through our portfolio management, we very carefully monitor the characteristics of each investment and every type of investment in the portfolio. Therefore, we do not expect "surprises" from any of the securities that are in the portfolio of the Fund.

     Recently, the marketplace for municipal securities has made it such that the difference in yield for a AAA or AA credit rating versus a Baa credit rating is relatively little. Therefore, our approach is to go with the best. Obviously, if one can buy securities which provide a top rating without paying any significant premium for them, we prefer to go in that direction.

     We want you to know, that at the report date of December 31, 1999, the combination of AAA and AA securities amounted to over 85% of the total assets in the portfolio of your Fund.

     In this way, we feel that "we take special care to ensure your safety."

MATURITY OF TAX-FREE MUNICIPAL BONDS

     Another factor that we feel is important in building quality for your investment is the maturity structure of the municipal bonds in the portfolio.

     As we have explained to you in the past, longer-term maturity bonds will usually produce a higher return than short-term bonds. However, such longer maturity bonds also have a higher degree of volatility of price fluctuations.

     Therefore, we have structured the average maturity of Churchill Tax-Free Fund of Kentucky to be at a somewhat intermediate level - currently 14.5 years. This level is produced by using a "laddered" approach to the selection of bonds in terms of their maturity. We have a certain number of short-term bonds and a certain number of long-term bonds, but the overall average of these maturities run at an intermediate level. In this way, we can capture a substantial amount of possible income level available from the bonds, without exposing the portfolio to an undue level of volatility.

     Our goal is to maintain a reasonably high level of stability for the share net asset value of the Fund, while producing the kind of tax-free return that people want to see from their investment.

     This is another strategy that we use in building quality, safety, and stability into your investment in Churchill Tax-Free Fund of Kentucky.

RELIABILITY OF PAYMENTS

     We also recognize that most of our shareholders depend upon the monthly tax-free income produced by Churchill Tax-Free Fund of Kentucky. Shareholders want to know that the income from the Fund is there when the time comes to pay various bills.

     The quality character of the portfolio ensures that this is the case.

     We want to make sure that, to the best of our ability, the monthly payments add up to a satisfactory level of income that you can be SURE will be there when you need it.

YOUR CONFIDENCE IS APPRECIATED

     As always, we again wish to express our appreciation for the confidence you have shown by your investment in Churchill Tax-Free Fund of Kentucky. We can assure you that we will continually do our best to merit your continued level of trust.


Sincerely,

Diana P. Herrmann
President

Lacy B. Herrmann
Chairman, Board of Trustees

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class A shares of Churchill Tax-Free Fund of Kentucky for the 10-year period ended December 31, 1999 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

[Graphic of a line chart with the following information:]

        Lehman Brothers
        Quality Intermediate                 Fund's Class A Shares
        Municipal Bond Index       With Sales Charge      Without Sales Charge      Cost of Living Index
12/89         $10,000                   $9,600                  $10,000                   $10,000
12/90          10,751                   10,229                   10,656                    10,625
12/91          11,948                   11,330                   11,804                    10,941
12/92          12,822                   12,332                   12,847                    11,266
12/93          14,091                   13,626                   14,196                    11,582
12/94          13,706                   13,188                   13,740                    11,883
12/95          15,597                   14,972                   15,598                    12,191
12/96          16,262                   15,653                   16,307                    12,587
12/97          17,453                   16,884                   17,590                    12,801
12/98          18,500                   17,740                   18,482                    13,006
12/99          18,554                   17,493                   18,224                    13,354


                                   AVERAGE ANNUAL TOTAL RETURN
                               FOR PERIODS ENDED DECEMBER 31, 1999

                                                               SINCE
                           1 YEAR     5 YEARS   10 YEARS     INCEPTION

Class A (5/21/87)
    With Sales Charge      (5.45)%     4.93%      5.75%        6.32%
    Without Sales Charge   (1.51)%     5.80%      6.19%        6.66%

Class C (4/1/96)
    With CDSC              (3.42)%      n/a        n/a         3.66%
    Without CDSC           (2.45)%      n/a        n/a         3.66%

Class Y (4/1/96)
    No Sales Charge        (1.46)%      n/a        n/a         4.68%

Lehman Index                0.29%      6.24%      6.38%        6.51% (Class A)
                            0.29%       n/a        n/a         4.97% (Class C&Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each classes' income may be subject to federal and state income taxes. Past performance is not predictive of future investment results.

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

     The financial markets in 1999 will certainly be remembered for a number of dramatic events.

     One of the most noteworthy events affecting all markets was the absolute dominance in the equity market of technology stocks - primarily Internet stocks. There was unparalleled excitement. It seems everyone knows about AOL, Yahoo, and Dell. Investors who had never participated in the stock market were jumping in to buy shares in the latest, hottest "dot.com" of the day. It looked like you couldn't lose. There were many big winners, but there were some losers as well.

     Without a doubt, the most anticipated event of the year was the coming of and preparation for Y2K - the turn of the century. It was feared that all of the systems controlled by older computers would come to a complete stop at the stroke of midnight on December 31. Well, the lights stayed on, water faucets flowed, telephones rang, and airplanes didn't fall from the sky. We survived Y2K!

     As we have seen in each of the last five years, the equity market took center stage in 1999. The Dow Jones Industrial Average rose nearly 26%, to close at another record level - approximately 11,500, up from 9,200 at the close of 1998. A broader measure of the stock market, the Standard & Poor's 500 Index rose 21%. The technology-heavy NASDAQ Composite Index, however, was up nearly 84% from 1998.

     The Federal Reserve Bank raised interest rates three times in 1999. There was continued fear by the Fed that economic growth, a low level of inflation, and the rise of underlying commodity prices - particularly the price of oil - would eventually translate into a higher overall national level of inflation. Oil prices soared in 1999 - up 176%, as producers cut supply to boost prices from the 12-year low that we saw in 1998. The national unemployment rate dropped to 4.2% in 1999, versus 4.5% in 1998. However, the two measures of inflation, the Producer Price Index (PPI) and the Consumer Price Index (CPI), remained relatively stable, although slightly higher in 1999 at the levels of 3.0% and 2.7%, respectively.

     As you will recall, the price of bonds are affected inversely by changes in interest rates. When interest rates decrease, such as happened in 1998, bond prices rise. On the other hand, as interest rates increase, such as the case in 1999, bond prices decline.

     As a result of the Fed's actions in the year 1999, bond prices declined considerably. Consequently, the bond markets turned in their worst performance since 1994, and the second-worst performing year since 1973. In terms of total return, 30-year long maturity U. S. Treasury securities turned in the worst performance of all fixed-income investments. Total return of these U.S. Treasuries fell by 14.8% versus a positive return of 17.1% in 1998. On the other hand, long-term maturity municipal bonds had a negative return of -6.3%.

     As we have pointed out in our letters to you and as a direct result of the conservative intermediate maturity structure and the overall high quality of the portfolio, Churchill Tax-Free Fund of Kentucky was, however, among the best performers of all Kentucky municipal bond mutual funds. With falling interest rates in 1998, the total rate of return was 5.13% for its Class A shares. With rising interest rates, defensive actions taken by the Fund made it such that total return for 1999 was only -1.5%. This kind of performance compared very favorably with all other comparable fixed-income investments available in the market.


     From the standpoint of our shareholders, we have always attempted to provide a highly dependable amount of actual income from the Fund, regardless of what happens to bond prices in the marketplace. This we have done consistently over the years, as well as for 1998 and 1999, in terms of distribution return for the Fund's investors.

     The investment objective of Churchill Tax-Free Fund of Kentucky is to provide as high a level of triple tax-exempt current income as is consistent with the preservation of capital. This objective continues to be successfully addressed by adhering to a discipline of solid fundamental, conservative portfolio management ideals. The Fund continues to maintain an average credit quality of "AA". We are proud to have once again earned a [graphic: four stars] rating from Morningstar, an independent mutual fund rating service. Our "laddered" maturity structure helps us manage price volatility. The Fund has an average life of approximately 14.5 years and a duration of 6.3 years. We maintain a well-diversified portfolio of over 150 different Kentucky issues.

     We are forecasting another good year for the economy in 2000. Continued strong job growth, low inflation, and a high level of consumer confidence should help the economy to grow. While we are expecting a slightly higher inflation rate, as measured by the CPI, we are not looking for any dramatic spikes in inflation anytime in the near future, despite the vagaries of increased oil prices.

                          INDEPENDENT AUDITORS' REPORT

[Logo of KPMG: four rectangles with the letters KPMG in front of them]

To the Board of Trustees and Shareholders of Churchill Tax-Free Fund of Kentucky:

     We have audited the accompanying statement of assets and liabilities of Churchill Tax-Free Fund of Kentucky, including the statement of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Churchill Tax-Free Fund of Kentucky as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/ KPMG LLP
------------

New York, New York
February 18, 2000

                      CHURCHILL TAX-FREE FUND OF KENTUCKY
                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 1999

                                                                                 RATING
    FACE                                                                        MOODY'S/
   AMOUNT      REVENUE BONDS (98.8%)                                              S&P                VALUE
               STATE AGENCIES (15.7%)
               Kentucky Higher Education Student Loan Corporation
                    Insured Student Loan Revenue,
$ 1,490,000         6.500%, 06/01/02                                            Aaa/AA-          $   1,542,150
  2,955,000         6.800%, 06/01/03                                            Aaa/AA-              3,099,056
  1,915,000         7.100%, 12/01/11                                            Aaa/AA-              1,991,600
               Kentucky Infrastructure Authority Revenue,
  1,930,000         5.000%, 06/01/09, MBIA Insured                              Aaa/AAA              1,893,813
    555,000         7.200%, 06/01/11                                            Aa3/A                  581,363
    635,000         5.250%, 06/01/12                                            Aa3/A                  621,506
    875,000         6.500%, 06/01/12                                            Aa3/A                  914,375
    125,000         5.250%, 06/01/14                                            Aa3/A                  118,750
  1,110,000         6.375%, 06/01/14, Pre-Refunded                              Aa3/A                1,201,575
    135,000         5.250%, 06/01/15                                            Aa3/A                  126,394
    100,000         5.375%, 06/01/17                                            Aa3/A                   93,750
  1,500,000         5.375%, 02/01/18                                            Aa3/A                1,413,750
               Kentucky Local Correctional Facilities Construction
                    Authority Revenue,
  5,065,000         5.500%, 11/01/14, FSA Insured                               Aaa/AAA              4,976,363
               Kentucky Area Development
    345,000         5.750%, 12/01/27, LOC Fifth Third Bank                      NR/AA                  329,044
    145,000         5.600%, 06/01/28, LOC Fifth Third Bank                      NR/AA                  135,394
    785,000         5.500%, 06/01/28, LOC Fifth Third Bank                      NR/AA                  722,200
               Kentucky Rural Economic Development Authority
  3,110,000         7.250%, 06/01/17, LOC Bank One                              NR/AA                3,249,950
               Kentucky State Properties and Buildings
                    Commission Revenue,
  3,000,000         6.250%, 09/01/07                                            Aaa/AAA              3,217,500
  4,510,000         6.625%, 10/01/07, Pre-Refunded                              NR/AAA               4,752,413
    365,000         7.000%, 02/01/06, Pre-Refunded                              NR/AAA                 381,706
    220,000         6.000%, 09/01/08                                            Aa3/A+                 231,550
    500,000         5.500%, 11/01/09, AMBAC Insured                             Aaa/AAA                508,125
  1,000,000         6.500%, 08/01/11, Pre-Refunded                              Aaa/AAA              1,048,750
    400,000         5.000%, 09/01/13                                            Aa3/A+                 373,500
               Puerto Rico Public Buildings Authority,
  1,000,000         6.875%, 07/01/12, Pre-Refunded                              Aaa/AAA              1,071,250
                                                                                                    34,595,827



               COUNTY AGENCIES (11.6%)
               Clark County Kentucky Public Properties
                    Corp. Revenue,
  1,120,000         6.700%, 06/01/16, Pre-Refunded                              A/NR                 1,162,000
               Floyd County Public Property, Courthouse Revenue,
    510,000         5.500%, 09/01/14                                            NR/A                   508,725
               Jefferson County Kentucky Capital Projects,
  1,000,000         5.200%, 06/01/08, MBIA Insured                              Aaa/AAA              1,003,750
    420,000         5.250%, 06/01/14, MBIA Insured                              Aaa/AAA                403,200
  1,620,000         5.375%, 06/01/18, MBIA Insured                              Aaa/AAA              1,518,750
  1,640,000         5.375%, 06/01/22, MBIA Insured                              Aaa/AAA              1,521,100
  5,900,000         5.500%, 06/01/28, MBIA Insured                              Aaa/AAA              5,435,375
               Kenton County Kentucky Public Property
                    County Courthouse
    455,000         5.000%, 03/01/14                                            A1/NR                  415,187
    250,000         5.000%, 03/01/15                                            A1/NR                  225,937
               Lincoln County Kentucky Public Properties Corp.,
    430,000         6.500%, 03/01/22                                            NR/NR*                 449,350
               Muhlenberg County Kentucky Industrial
                    Development Revenue,
  1,500,000         7.000%, 09/01/01                                            NR/A                 1,545,000
               Pendleton County Kentucky Multi-County
                    Lease Revenue,
    500,000         7.300%, 03/01/02                                            NR/AA                  514,375
    570,000         7.550%, 03/01/10                                            NR/AA                  592,920
  4,500,000         6.500%, 03/01/19                                            NR/A                 4,612,500
  3,000,000         6.400%, 03/01/19                                            NR/A                 3,108,750
               Warren County Kentucky Justice,
  2,875,000         5.350%, 09/01/29, MBIA Insured                              Aaa/NR               2,605,469
                                                                                                    25,622,388



               CITY/MUNICIPAL OBLIGATIONS (9.2%)
               Danville Kentucky Multi-City Lease Revenue,
    545,000         5.000%, 09/01/11                                            NR/NR*                 517,069
               Jeffersontown Kentucky Public Project Corp. Revenue,
    500,000         5.750%, 11/01/15                                            A/NR                   498,125
               Kentucky League Cities Funding Trust COP,
    700,000         5.900%, 08/01/16, (Owensboro)                               NR/A                   712,250
  1,715,000         6.200%, 08/01/17, (Covington)                               NR/A+                1,777,169
               Louisville Kentucky Public Properties Corp.,
  4,090,000         6.700%, 12/01/20, Pre-Refunded                              A/A-                 4,386,525
               Mount Sterling Kentucky Lease Revenue,
  1,920,000         6.150%, 03/01/13                                            Aa/NR                1,984,800
  7,000,000         6.200%, 03/01/18                                            Aa/NR                7,157,500
               Munfordville Kentucky Industrial Development Revenue
  2,500,000         7.000%, 06/01/19, LOC Bank One                              NR/AA                2,640,625
               Richmond Kentucky District Court Facility Revenue
    740,000         5.300%, 02/01/25                                            A3/NR                  671,550
                                                                                                    20,345,613

               UTILITIES (6.0%)
               Carrolton & Henderson Kentucky Gas Revenue,
  1,000,000         5.000%, 01/01/07, FSA Insured                               Aaa/AAA                971,250
               Carrolton & Henderson Kentucky Gas Revenue,
  1,750,000         5.000%, 01/01/09, FSA Insured                               Aaa/AAA              1,673,437
               Hardin County, Kentucky Water District
  1,000,000         5.900%, 01/01/25, MBIA Insured                              Aaa/AAA                986,250
               Henderson County Kentucky Water District,
                    Waterworks Revenue,
    190,000         5.600%, 09/01/21                                            NR/NR*                 174,325
               Lebanon Kentucky Waterworks Revenue,
    250,000         7.500%, 04/01/16, Pre-Refunded                              NR/NR*                 263,438
               Louisville and Jefferson County Kentucky
                    Metropolitan Sewer District Revenue,
  1,000,000         5.000%, 05/15/12, MBIA Insured                              Aaa/AAA                952,500
    250,000         5.000%, 05/15/13, MBIA Insured                              Aaa/AAA                233,125



               Louisville and Jefferson County Kentucky
                    Metropolitan Sewer District Revenue (continued)
    230,000         5.000%, 12/01/14, MBIA Insured                              Aaa/AAA                211,025
  2,000,000         5.300%, 05/15/19, MBIA Insured                              Aaa/AAA              1,840,000
  4,070,000         5.500%, 05/15/23, MBIA Insured                              Aaa/AAA              3,835,975
  1,525,000         6.500%, 05/15/24, MBIA Insured, Pre-Refunded                Aaa/AAA              1,660,344
               Muhlenberg County Kentucky Water District,
                    Waterworks Revenue,
    100,000         5.500%, 01/01/12, AMBAC Insured                             Aaa/NR                 100,250
    110,000         5.500%, 01/01/13, AMBAC Insured                             Aaa/NR                 109,038
    115,000         5.600%, 01/01/14, AMBAC Insured                             Aaa/NR                 113,706
               North Nelson County Kentucky, Water Revenue
    205,000         5.200%, 01/01/20                                            NR/NR*                 182,194
                                                                                                    13,306,857

               POLLUTION CONTROL REVENUE (9.5%)
               Ashland Kentucky Pollution Control Revenue,
                    (Ashland Oil)
  3,000,000         6.650%, 08/01/09                                            Baa2/NR              3,112,500
               Boone County Kentucky Pollution Control,
                    (Dayton Power & Light)
  4,000,000         6.500%, 11/15/22                                            Aa3/AA-              4,130,000
               Boone County Kentucky Pollution Control, (Cinergy)
    750,000         5.500%, 01/01/24, MBIA Insured                              Aaa/AAA                705,000
               Carroll County Kentucky Pollution Control Revenue,
                    (LG&E Energy)
  3,500,000         7.450%, 09/15/16                                            Aa2/AA-              3,766,875
  2,910,000         6.250%, 02/01/18                                            Aa2/AA-              2,939,100
               Jefferson County Kentucky Pollution Control Revenue,
                    (LG&E Energy)
  3,800,000         5.900%, 04/15/23                                            Aa2/AA               3,681,250
               Wickliffe Kentucky Pollution Control, (Westvaco)
  2,605,000         6.200%, 04/01/07                                            A1/A                 2,607,970
    100,000         6.375%, 04/01/26                                            A1/A                    98,625
                                                                                                    21,041,320




               TRANSPORTATION (7.1%)
               Kenton County Kentucky Airport Board
                    Airport Revenue,
  4,740,000         6.300%, 03/01/15, FSA Insured                               Aaa/AAA              4,846,650
               Kentucky Interlocal School Transportation Authority
    150,000         5.100%, 03/01/05                                            NR/A                   149,813
    145,000         5.400%, 06/01/17                                            NR/A                   138,294
    200,000         6.000%, 12/01/20                                            NR/A                   200,500
    300,000         5.800%, 12/01/20                                            NR/A                   292,125
    400,000         6.000%, 12/01/20                                            NR/A                   401,000
    400,000         5.650%, 12/01/20                                            NR/A                   381,500
    350,000         5.600%, 12/01/20                                            NR/A                   331,625
               Kentucky State Turnpike Authority Economic
                    Development Road Revenue,
    120,000         8.500%, 07/01/06                                            A1/A+                  142,350
  1,000,000         6.500%, 07/01/08, AMBAC Insured                             Aaa/AAA              1,092,500
  3,505,000         5.625%, 07/01/15, AMBAC Insured                             Aaa/AAA              3,478,713
               Puerto Rico Commonwealth Highway & Transportation
                    Authority Highway Revenue,
  4,000,000         6.625%, 07/01/12, Pre-Refunded                              Baa1/A               4,250,000
                                                                                                    15,705,070

               HOSPITALS (9.6%)
               Floyd County Kentucky Hospital Revenue,
    235,000         7.500%, 08/01/10, FHA Insured                               NR/AAA                 244,374
               Hopkins County Kentucky Hospital Revenue,
  1,000,000         6.625%, 11/15/11, MBIA Insured                              Aaa/AAA              1,043,750
               Jefferson County Kentucky Health Facilities Revenue,
  1,500,000         5.650%, 01/01/17, AMBAC Insured                             Aaa/AAA              1,449,375
    100,000         5.700%, 01/01/21, AMBAC Insured                             Aaa/AAA                 96,375
  1,150,000         6.550%, 05/01/22, AMBAC Insured                             Aaa/AAA              1,206,062
    230,000         5.750%, 01/01/26, AMBAC Insured                             Aaa/AAA                218,787
               Kentucky Development Finance Authority
                    Hospital Revenue,
    750,000         7.000%, 09/01/06, Pre-Refunded                              NR/NR*                 793,125



               Kentucky Development Finance Authority
                    Hospital Revenue (continued)
  3,000,000         6.500%, 11/01/07, Pre-Refunded                              A1/A+                3,157,500
    420,000         5.250%, 02/01/09, FSA Insured                               Aaa/AAA                416,850
  1,000,000         5.700%, 10/01/10, ACA Insured                               NR/A                   987,500
  2,150,000         6.750%, 11/01/12, Pre-Refunded                              A1/A+                2,273,625
  1,375,000         6.125%, 02/01/12, FSA Insured, (Kingsdaughters)             Aaa/AAA              1,430,000
  2,590,000         5.000%, 08/15/15, MBIA Insured                              Aaa/AAA              2,331,000
  3,000,000         5.900%, 12/01/15, FGIC Insured                              Aaa/AAA              3,007,500
  1,000,000         5.850%, 10/01/17, ACA Insured                               NR/A                   928,750
  1,990,000         5.000%, 08/15/24, MBIA Insured                              Aaa/AAA              1,684,037
                                                                                                    21,268,610

               HOUSING (16.4%)
               Greater Kentucky Housing Assistance Corp.
                    Multi-Family Housing Revenue,
    320,000         6.300%, 07/01/15                                            Aaa/NR                 326,800
  2,025,000         6.050%, 07/01/22                                            Aaa/AAA              2,030,062
    275,000         6.400%, 07/01/23                                            Aaa/NR                 281,187
               Jefferson County Kentucky Multi-Family Revenue,
  1,530,000         5.750%, 06/01/23, (Taylorsville Road Project)               NR/AA                1,560,600
               Jefferson County Kentucky Multi-Family Revenue,
  1,200,000         5.650%, 08/20/34 (Kentucky Towers Project)                  Aaa/AAA              1,131,000
               Kenton County Kentucky Industrial Development
  1,000,000         6.125%, 12/01/17, FHA Insured                               Aa/NR                  978,750
               Kenton County Kentucky Industrial Development,
    300,000         6.950%, 12/01/26                                            Aa/NR                  313,125
               Kentucky Housing Corporation Housing Revenue,
    255,000         7.750%, 01/01/07                                            Aaa/AAA                261,780
  1,000,000         6.500%, 01/01/07                                            Aaa/AAA              1,031,250
    200,000         7.250%, 01/01/09                                            Aaa/AAA                204,500
    980,000         7.125%, 01/01/10                                            Aaa/AAA              1,013,075
    725,000         5.300%, 07/01/10                                            Aaa/AAA                716,844
  4,975,000         6.600%, 07/01/11                                            Aaa/AAA              5,111,812
    230,000         5.400%, 07/01/14                                            Aaa/AAA                222,812




    750,000         6.250%, 07/01/15                                            Aaa/AAA                760,312
    315,000         6.100%, 07/01/16                                            Aaa/AAA                316,181
  1,270,000         6.400%, 01/01/17                                            Aaa/AAA              1,298,575
  3,445,000         5.300%, 07/01/18                                            Aaa/AAA              3,160,787
  1,065,000         5.550%, 07/01/18                                            Aaa/AAA              1,006,425
  1,450,000         5.800%, 01/01/19                                            Aaa/AAA              1,428,250
    240,000         7.900%, 01/01/21                                            Aaa/AAA                235,764
     80,000         8.100%, 01/01/22                                            Aaa/AAA                 82,121
  1,400,000         7.450%, 01/01/23                                            Aaa/AAA              1,443,750
    275,000         5.850%, 07/01/27                                            Aaa/AAA                261,594
  6,900,000         6.300%, 01/01/28                                            Aaa/AAA              6,917,250
  3,120,000         6.375%, 07/01/28                                            Aaa/AAA              3,139,500
  1,000,000         6.250%, 07/01/28                                            Aaa/AAA                997,500
                                                                                                    36,231,606

               SCHOOLS (10.3%)
               Boone County Kentucky School District Finance
                    Corp. School Building Revenue,
  1,750,000         6.750%, 09/01/09, Pre-Refunded                              Aa3/A                1,859,375
  2,250,000         6.125%, 12/01/17, Pre-Refunded                              Aa3/NR               2,373,750
  2,295,000         5.700%, 05/01/18                                            Aa3/NR               2,251,969
               Boyd County Kentucky School District Finance Corp.,
    575,000         5.375%, 10/01/17                                            Aa3/NR                 545,531
               Christian County Kentucky School District
                    Finance Corp.,
    500,000         5.000%, 06/01/09                                            Aa3/NR                 485,625
               Fayette County School Building Revenue,
    160,000         5.350%, 01/01/14                                            Aa3/A+                 154,000
  1,780,000         5.700%, 12/01/16                                            Aa3/A+               1,766,650
               Floyd County Kentucky School Building Revenue
    250,000         5.000%, 12/01/09                                            Aa3/NR                 242,500
               Garrard County Kentucky School Building Revenue,
    100,000         5.900%, 06/01/15                                            Aa3/NR                 100,750
    160,000         5.900%, 06/01/16                                            Aa3/NR                 159,600





               Grayson County Kentucky School Building Revenue,
  1,940,000         6.000%, 01/01/15                                            Aa3/NR               1,971,525
               Hazard Kentucky Independent School District
                    Finance Corp.,
    555,000         5.300%, 09/01/22                                            Aa3/NR                 511,294
               Jefferson County Kentucky School District Finance
                    Corp. School Building Revenue,
    370,000         6.200%, 01/01/06, MBIA Insured                              Aaa/AAA                388,812
    100,000         5.250%, 07/01/09                                            Aaa/AAA                100,000
    500,000         5.875%, 01/01/11                                            Aa3/A+                 519,375
    695,000         5.125%, 11/01/14, FSA Insured                               Aaa/AAA                652,431
               Kenton County Kentucky School District Finance
                    Corp. School Building Revenue,
    100,000         5.250%, 03/01/06                                            Aa3/A+                 100,750
               Lexington-Fayette Urban County Government
                    Project U.K. Library
    725,000         5.000%, 11/01/15, MBIA Insured                              Aaa/AAA                651,594
               Meade County Kentucky School District Finance Corp.,
    400,000         5.700%, 07/01/15                                            Aa3/NR                 404,000
    500,000         6.000%, 07/01/16                                            Aa3/NR                 514,375
               Middlesboro Kentucky Independent School District
                    Finance Corp.
    100,000         6.100%, 08/01/16                                            Aa3/NR                 102,250
               Nelson County Kentucky School Building Revenue,
  1,820,000         5.750%, 04/01/15                                            Aa3/NR               1,815,450
               Pike County Kentucky School District Finance
                    Corp. School Building Revenue,
    720,000         7.000%, 12/01/09, Pre-Refunded                              Aa3/A                  759,161
               Rowan County Kentucky School District Finance Corp.
    215,000         5.600%, 06/01/16                                            Aa3/NR                 211,238
               Scott County Kentucky School Building Revenue,
  2,750,000         5.900%, 06/01/18                                            Aa3/NR               2,743,125
               Taylor County Kentucky School Building Revenue,
    280,000         6.000%, 08/01/16                                            Aa3/NR                 284,900
               Todd County Kentucky School Building Revenue,
    980,000         6.300%, 10/01/14, Pre-Refunded                              Aa3/A                1,055,950




                                                                                                    22,725,980

               TEMPORARY INVESTMENTS IN SHORT-TERM
               MUNICIPAL SECURITIES (3.4%)
               Georgetown Kentucky Edl Instn Imp,
  1,200,000         5.550%, 06/01/04 +, LOC Fifth/Third Bank                    A1/NR                1,200,000
               Jefferson County Kentucky Retirement,
  1,000,000         5.500%, 10/01/19 +                                          NR/NR*               1,000,000
               Kentucky Economic Development,
  4,600,000         5.400%, 01/01/22 +                                          Aaa/NR               4,600,000
               Louisville & Jefferson County,
    500,000         5.600%, 06/30/02 +                                          M1G1/NR                500,000
               Louisville Kentucky Indl,
    250,000         5.550%, 09/01/01 +, LOC National City Bank                  NR/NR*                 250,000
                                                                                                     7,550,000

               Total Investments (cost $217,319,572**)            98.8%                            218,393,271
               Other assets in excess of liabilities               1.2                               2,726,392
               Net Assets                                        100.0%                            221,119,663

               * Any security not rated has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a rating service.

               **   Cost for Federal tax purposes is identical.

               + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

               PORTFOLIO ABBREVIATIONS:

               ACA    - American Capital Access
               AMBAC  - American Municipal Bond Assurance Corp.
               FGIC   - Financial Guaranty Insurance Co.
               FHA    - Federal Housing Administration
               FSA    - Financial Security Assurance
               MBIA   - Municipal Bond Investors Assurance Corp.

                 See accompanying notes to financial statements.

                      CHURCHILL TAX-FREE FUND OF KENTUCKY
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
    Investments at value (cost $217,319,572)                                                     $ 218,393,271
    Interest receivable                                                                              3,737,436
    Receivable for investment securities sold                                                          570,000
    Receivable for Fund shares sold                                                                     15,727
    Other assets                                                                                           900
        Total assets                                                                               222,717,334

LIABILITIES
    Payable for Fund shares redeemed                                                                   689,100
    Cash overdraft                                                                                     442,982
    Dividends payable                                                                                  290,032
    Distribution fees payable                                                                           84,075
    Management fee payable                                                                              12,150
    Accrued expenses                                                                                    79,332
        Total liabilities                                                                            1,597,671

NET ASSETS                                                                                       $ 221,119,663

    Net Assets consist of:
    Capital Stock - Authorized an unlimited number of shares, par value $.01 per share           $     219,163
    Additional paid-in capital                                                                     221,904,674
    Accumulated net realized loss on investments                                                    (2,077,873)
    Net unrealized appreciation on investments                                                       1,073,699
                                                                                                 $ 221,119,663

CLASS A
    Net Assets                                                                                   $ 205,842,354
    Capital shares outstanding                                                                      20,402,687
    Net asset value and redemption price per share                                               $       10.09
    Offering price per share (100/96 of $10.09 adjusted to nearest cent)                         $       10.51

CLASS C
    Net Assets                                                                                   $   1,931,723
    Capital shares outstanding                                                                   $     191,549
    Net asset value and offering price per share                                                 $       10.08
    Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower,
        if redeemed during the first 12 months after purchase)                                   $       10.08*

CLASS Y
    Net Assets                                                                                   $  13,345,586
    Capital shares outstanding                                                                   $   1,322,022
    Net asset value, offering and redemption price per share                                     $       10.09

                See accompanying notes to financial statements.

                      CHURCHILL TAX-FREE FUND OF KENTUCKY
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
    Interest income                                                                              $  13,460,227

Expenses:
    Management fee (note 3)                                                     $     949,606
    Distribution and service fees (note 3)                                            346,812
    Transfer and shareholder servicing agent fees                                     134,210
    Trustees' fees and expenses (note 8)                                               76,080
    Legal fees                                                                         53,029
    Shareholders' reports and proxy statements                                         45,616
    Audit and accounting fees                                                          26,750
    Custodian fees                                                                     22,519
    Registration fees and dues                                                         17,408
    Insurance                                                                          10,455
    Miscellaneous                                                                      23,228
                                                                                    1,705,713

    Expenses paid indirectly (note 7)                                                 (22,519)
           Net expenses                                                                              1,683,194
           Net investment income                                                                    11,777,033

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
    Net realized loss from securities transactions                                 (2,077,873)
    Change in unrealized depreciation on investments                              (13,367,712)

    Net realized and unrealized loss on investments                                                (15,445,585)
    Net decrease in net assets resulting from operations                                         $  (3,668,552)

                See accompanying notes to financial statements.

                      CHURCHILL TAX-FREE FUND OF KENTUCKY
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED DECEMBER 31,
                                                                                  1999             1998
OPERATIONS:
    Net investment income                                                       $   11,777,033   $  11,773,350
    Net realized gain (loss) from securities transactions                           (2,077,873)        865,993
    Change in unrealized depreciation on investments                               (13,367,712)       (513,405)
        Change in net assets from operations                                        (3,668,552)     12,125,938

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6):
    Class A Shares:
    Net investment income                                                          (11,098,723)    (11,135,477)
    Net realized gain on investments                                                  (712,904)       (207,578)

    Class C Shares:
    Net investment income                                                              (61,991)        (35,988)
    Net realized gain on investments                                                    (6,285)           (671)

    Class Y Shares:
    Net investment income                                                             (754,212)       (610,932)
    Net realized gain on investments                                                   (46,239)        (11,388)
        Change in net assets from distributions                                    (12,680,354)    (12,002,034)

CAPITAL SHARE TRANSACTIONS (NOTE 9):
    Proceeds from shares sold                                                       22,053,760      28,425,496
    Reinvested dividends and distributions                                           6,456,809       6,370,081
    Cost of shares redeemed                                                        (35,993,090)    (26,247,691)
        Change in net assets from capital share transactions                        (7,482,521)      8,547,886

        Change in net assets                                                       (23,831,427)      8,671,790

NET ASSETS:
    Beginning of period                                                            244,951,090     236,279,300

    End of period                                                               $  221,119,663   $ 244,951,090

                See accompanying notes to financial statements.

                    CHURCHILL TAX-FREE FUND OF KENTUCKY
                       NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Churchill Tax-Free Fund of Kentucky (the "Fund"), a non-diversified, open-end investment company, was organized in March, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares and, since its inception to April 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April 30, 1998 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At December 31, 1999 there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

     a) MANAGEMENT ARRANGEMENTS:

     Aquila Management Corporation (the "Manager"), the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40 of 1% on the Fund's net assets.

     Banc One Investment Advisors Corporation (the "Sub-Adviser") serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.14 of 1% on the Fund's net assets.


     For the year ended December 31, 1999, the Fund incurred fees for advisory and administrative services of $949,606.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     b) DISTRIBUTION AND SERVICE FEES:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers ("Qualified Recipients") or others selected by Aquila Distributors, Inc. (the "Distributor") including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.15% of the Fund's average net assets represented by Class A Shares. For the year ended December 31, 1999, service fees on Class A Shares amounted to $331,919, of which the Distributor received $7,455.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 1999, amounted to $11,170. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 1999, amounted to $3,723. The total of these payments with respect to Class C Shares amounted to $14,893, of which the Distributor received $7,616.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Kentucky, with the bulk of sales commissions inuring to such dealers. For the year ended December 31, 1999, the Distributor received commissions of $21,878 on sales of Class A Shares.


4. PURCHASES AND SALES OF SECURITIES

     During the year ended December 31, 1999, purchases of securities and proceeds from the sales of securities aggregated $14,772,849 and $29,119,782, respectively.

     At December 31, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $4,904,931 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $3,831,232 for a net unrealized appreciation of $1,073,699.

     At December 31, 1999, the Fund has a capital loss carryover of $1,820,125 which expires on December 31, 2007. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. To the extent that this loss is used to offset future realized capital gains, it is probable the gains so offset will not be distributed.

5. PORTFOLIO ORIENTATION

     Since the Fund invests principally and may invest entirely in triple tax-free municipal obligations of issuers within Kentucky, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Kentucky and whatever effects these may have upon Kentucky issuers' ability to meet their obligations.

6. DISTRIBUTIONS

     The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable. An additional distribution of gain may be made to the extent necessary to avoid payment of Federal taxes by the Fund.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Kentucky income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividends may, under some circumstances, be subject to the alternative minimum tax.

7. EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.


8. TRUSTEES' FEES AND EXPENSES

     During the fiscal year there were nine Trustees, two of whom are affiliated with the Manager and are not paid any trustee fees. Trustees' fees paid during the year were at the average annual rate of $6,150 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended December 31, 1999 such reimbursements averaged approximately $3,800 per Trustee.

9. CAPITAL SHARE TRANSACTIONS

     Transactions in Capital Shares of the Fund were as follows:

                                                                             YEAR ENDED                         YEAR ENDED
                                                                          DECEMBER 31, 1999                  DECEMBER 31, 1998
                                                                      SHARES             AMOUNT           SHARES            AMOUNT
CLASS A SHARES:
    Proceeds from shares sold                                       1,525,380        $ 16,084,824        2,030,723      $ 21,961,981
    Reinvested distributions                                          607,660           6,362,827          584,567         6,317,336
    Cost of shares redeemed                                        (2,966,462)        (31,041,782)      (2,330,285)     (25,200,489)
         Net change                                                  (833,422)         (8,594,131)         285,005         3,078,828

CLASS C SHARES:
    Proceeds from shares sold                                         119,878           1,262,958           29,609           319,908
    Reinvested distributions                                            4,864              50,548            2,314            25,002
    Cost of shares redeemed                                           (21,003)           (217,677)         (22,308)        (240,974)
         Net change                                                   103,739           1,095,829            9,615           103,936

CLASS Y SHARES:
    Proceeds from shares sold                                         439,346           4,705,978          568,483         6,143,607
    Reinvested distributions                                            4,179              43,434            2,555            27,743
    Cost of shares redeemed                                          (446,192)         (4,733,631)         (74,568)        (806,228)
         Net change                                                    (2,667)             15,781          496,470         5,365,122

Total transactions in Fund
         shares                                                      (732,350)       $ (7,482,521)         791,090       $ 8,547,886


                      CHURCHILL TAX-FREE FUND OF KENTUCKY
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                               CLASS A(1)
                                                                                         YEAR ENDED DECEMBER 31,
                                                                    1999           1998           1997           1996           1995
Net Asset Value, Beginning of Period                              $10.81         $10.81         $10.55         $10.71          $9.97

Income from Investment Operations:
    Net investment income                                           0.52           0.53           0.55           0.55           0.60
    Net gain (loss) on securities (both realized
      and unrealized)                                              (0.68)          0.01           0.27          (0.12)          0.74

    Total from Investment Operations                               (0.16)          0.54           0.82           0.43           1.34

Less Distributions (note 6):
    Dividends from net investment income                           (0.53)         (0.53)         (0.55)         (0.59)        (0.60)
    Distributions from capital gains                               (0.03)         (0.01)         (0.01)            -              -

    Total Distributions                                            (0.56)         (0.54)         (0.56)         (0.59)        (0.60)

Net Asset Value, End of Period                                    $10.09         $10.81         $10.81         $10.55         $10.71

Total Return (not reflecting sales charge)(%)                      (1.51)          5.13           8.08           4.17          13.75

Ratios/Supplemental Data
    Net Assets, End of Period ($ thousands)                      205,842        229,667        226,477        222,889        230,270
    Ratio of Expenses to Average Net Assets (%)                     0.72           0.73           0.73           0.75           0.80

    Ratio of Net Investment Income to Average
      Net Assets (%)                                                4.95           4.89           5.19           5.22           5.74
    Portfolio Turnover Rate (%)                                     6.35          12.79          22.39           8.94          17.09

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

    Ratio of Expenses to Average Net Assets (%)                    0.71            0.72           0.72           0.74           0.79

(1) Designated as Class A Shares on April 1, 1996.

Note: Effective September 11, 1995, Banc One Investment Advisors Corporation became the Fund's Investment Adviser replacing PNC Bank, Kentucky, Inc. and effective on May 1, 1998, pursuant to new management arrangements, was appointed as the Fund's Investment Sub-Adviser.

See accompanying notes to financial statements.

                      CHURCHILL TAX-FREE FUND OF KENTUCKY
                        FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            CLASS C(1)                                    CLASS Y(1)
                                                                          PERIOD(2)                                      PERIOD(2)
                                              YEAR ENDED DECEMBER 31,       ENDED            YEAR ENDED DECEMBER 31,       ENDED
                                               1999     1998     1997   DEC. 31, 1996        1999     1998      1997   DEC. 31, 1996
Net Asset Value, Beginning of Period          $10.81   $10.81   $10.55     $10.47           $10.82   $10.82    $10.55     $10.47

Income from Investment Operations:
    Net investment income                       0.43     0.44     0.46       0.37             0.53     0.54      0.56       0.43
    Net gain on securities (both
      realized and unrealized)                 (0.69)    0.01     0.27       0.11            (0.69)    0.02      0.29       0.11

    Total from Investment Operations           (0.26)    0.45     0.73       0.48            (0.16)    0.56      0.85       0.54

Less Distributions (note 6):
    Dividends from net investment
      income                                   (0.44)   (0.44)   (0.46)     (0.40)           (0.54)   (0.55)    (0.57)     (0.46)
    Distributions from capital gains           (0.03)   (0.01)   (0.01)       -              (0.03)   (0.01)    (0.01)       -

    Total Distributions                        (0.47)   (0.45)   (0.47)     (0.40)           (0.57)   (0.56)    (0.58)     (0.46)

Net Asset Value, End of Period                $10.08   $10.81   $10.81     $10.55           $10.09   $10.82    $10.82     $10.55

Total Return (not reflecting sales
    charge)(%)                                 (2.45)    4.24    7.16        4.72+           (1.46)    5.26      8.34       5.24+

Ratios/Supplemental Data
    Net Assets, End of Period
      ($ thousands)                            1,932      949     845         433           13,346   14,335     8,957      5,823
    Ratio of Expenses to Average Net
      Assets (%)                                1.56     1.59    1.57        1.56*            0.57     0.58      0.57       0.58*
    Ratio of Net Investment Income to
      Average Net Assets (%)                    4.09     4.04    4.30        4.34*            5.09     5.03      5.31       5.41*
    Portfolio Turnover Rate (%)                 6.35    12.79   22.39        8.94             6.35    12.79     22.39       8.94

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

    Ratio of Expenses to Average Net
      Assets (%)                                1.55     1.57    1.56        1.55*            0.56     0.57      0.56       0.56*

(1) New Class of Shares established on April 1, 1996.
(2) From April 1, 1996 to December 31, 1996.
 +  Not annualized.
 *  Annualized.

                 See accompanying notes to financial statements.

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended December 31, 1999, $11,777,033 of dividends paid by Churchill Tax-Free Fund of Kentucky, constituting 92.88% of total dividends paid during fiscal 1999, were exempt-interest dividends; $765,416 of dividends paid, constituting 6.04% of total dividends paid during fiscal 1999, were capital gain dividends; and the balance was ordinary dividend income.

     Prior to January 31, 2000, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1999 CALENDAR YEAR.